UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☒    Definitive Additional Materials
☐    Soliciting Material Under Rule 14a-12
LIVEPERSON, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒    No fee required.
☐    Fee paid previously with preliminary materials.
☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

SUPPLEMENT TO PROXY STATEMENT
OF
LIVEPERSON, INC.

www.liveperson.com

ANNUAL MEETING OF STOCKHOLDERS
to Reconvene on
November 25, 2024
11:00 a.m. Eastern Time

GENERAL INFORMATION
On November 4, 2024, the Annual Meeting (as defined below) was convened and was adjourned without any business being conducted, due to lack of the required quorum. The reconvened Annual Meeting will be held virtually on November 25, 2024 at 11:00 a.m. Eastern Time.
On October 24, 2024, LivePerson, Inc. (the “Company”) filed a definitive proxy statement (the “proxy statement”) with the Securities and Exchange Commission (the “SEC”) relating to its 2024 Annual Meeting of Stockholders (the “Annual Meeting”) and began mailing the proxy statement and related proxy card to stockholders. On October 31, 2024, the Company filed a supplement to the proxy statement (the “first supplement”) to revise and update certain information as a result of the withdrawal by Ikon LP, a limited partnership of which Robert LoCascio is the sole owner (collectively with the other participants in its solicitation, “Ikon”), of its nominees for the Company’s Board of Directors (the “Board”). As a result of such withdrawal, Ikon will not solicit stockholders in support of its nominees as it had previously indicated in its preliminary proxy materials filed with the SEC on August 20, 2024. The purpose of this second supplement to the proxy statement (this “supplement”) is to further supplement the proxy statement to provide additional information with respect to voting in connection with the Annual Meeting.
This supplement should be read in conjunction with the proxy statement and the first supplement. All defined terms used but not defined in this supplement have the meanings ascribed to them in the proxy statement. Except as amended or supplemented by this supplement, all information set forth in the proxy statement and the first supplement remains materially unchanged and should be considered before casting your vote by proxy or in person at the Annual Meeting. To the extent that information in this supplement differs from information contained in the proxy statement and the first supplement, the information in this supplement shall supersede the information in the proxy statement and the first supplement.
Following the adjournment of the Annual Meeting, the Company began mailing the attached GOLD proxy card to stockholders. If you have not already voted, please do so now so that the adjourned meeting can be held, reducing additional solicitation costs for the Company.
Additionally, in connection with the Board’s ongoing refreshment initiatives and consistent with the Vector Agreement, the Board has selected Bruce Hansen to serve as the Chair of the Board.
YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Annual Meeting, we encourage you to vote TODAY so that your voice is heard by voting by Internet or by signing, dating and returning the GOLD proxy card or GOLD voting instruction form. Voting your shares prior to the Annual Meeting will not affect your right to attend or vote at the Annual Meeting, but will ensure that your vote is counted if you are unable to attend. If you have already voted for the Company’s nominees, Karin-Joyce (K.J.) Tjon and Dan Fletcher, there is no need to vote again. Your previous vote will count. Any votes cast for the withdrawn nominees using a prior proxy card will be disregarded and not be counted. Only your latest dated proxy card will count, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting. All stockholders are encouraged to review this supplement along with the proxy statement and the first supplement for more complete information with respect to the Annual Meeting.

PLEASE RETURN THE ENCLOSED GOLD PROXY CARD TODAY
The Board unanimously recommends that you vote on the enclosed GOLD proxy card:
“FOR” each of the Company’s nominees—Karin-Joyce (K.J.) Tjon and Dan Fletcher—to be elected as Class III directors;
“FOR” the ratification of the appointment of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2024;
“FOR” the approval, on an advisory basis, of the compensation of the Company’s named executive officers;
“FOR” the ratification of the Company’s Tax Benefits Preservation Plan so that it may remain in effect through January 21, 2027 unless earlier terminated by the Company’s Board of Directors;
“FOR” the approval of an amendment and restatement of the 2019 Stock Incentive Plan, including to increase the number of shares available for issuance thereunder and to make certain other changes thereto;
“FOR” the approval of an amendment and restatement of the 2019 Employee Stock Plan, including to increase the number of shares available for issuance thereunder and to make certain other changes thereto; and
“FOR” the approval of an amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation to provide for exculpation of certain officers as permitted by Delaware law.

If you have any questions or need assistance with voting your shares, please contact MacKenzie Partners, Inc., our proxy solicitor assisting us in connection with the Annual Meeting.

MacKenzie Partners, Inc.
1407 Broadway, 27th Floor
New York, New York 10018
Call Toll-Free: (800) 322-2885
Email: proxy@mackenziepartners.com

THIS IS THE GOLD PROXY CARD

LIVEPERSON®

LIVEPERSON, INC.
C/O FIRST COAST RESULTS, INC.
200 BUSINESS PARK CIRCLE
SUITE 112
SAINT AUGUSTINE, FL 32095

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/LPSN2024**

Once you have pre-registered, you may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to c/o First Coast Results, Inc., 200 Business Park Circle, Suite 112, Saint Augustine, FL 32095.

SHAREHOLDER MEETING REGISTRATION:
In order to participate in the virtual Annual Meeting, you must pre-register before 5:00 p.m. Eastern Standard Time on November 22, 2024 by visiting www.proxyvote.com and selecting "Attend a Meeting." For more details on participating in the meeting, please refer to the Company's proxy statement.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V59376-P19347 — KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS GOLD PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LIVEPERSON, INC.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" EACH OF THE COMPANY'S DIRECTOR NOMINEES AND "FOR" PROPOSALS 2, 3, 4, 5, 6 AND 7.

Vote "FOR" only up to **TWO** nominees in total. You may vote "FOR" fewer than two nominees and your vote will only be counted for that nominee. If you vote "FOR" more than two nominees, your votes on Proposal 1 will be considered invalid and will not be counted.

1. Election of two Class III directors to serve until the 2027 Annual Meeting of Stockholders and until such director's successor shall have been duly elected and qualified.

	For	Withhold
COMPANY NOMINEES:		
1a. COMPANY RECOMMENDED NOMINEE: Karin-Joyce (K.J.) Tjon	☐	☐
1b. COMPANY RECOMMENDED NOMINEE: Dan Fletcher	☐	☐
IKON NOMINEES OPPOSED BY THE COMPANY:		
1c. NOMINEE WITHDRAWN	☐	☐
1d. NOMINEE WITHDRAWN	☐	☐

COMPANY PROPOSALS:	For	Against	Abstain
2. Ratification of the appointment of BDO USA, P.C. as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024.	☐	☐	☐
3. Advisory approval of the compensation of the Company's named executive officers.	☐	☐	☐
4. Approval of the Company's Tax Benefits Preservation Plan so that it may remain in effect through January 21, 2027 unless earlier terminated by the Company's Board of Directors.	☐	☐	☐
5. Approval of an amendment and restatement of the 2019 Stock Incentive Plan, including to increase the number of shares available for issuance and to make certain other changes.	☐	☐	☐
6. Approval of an amendment and restatement of the 2019 Employee Stock Purchase Plan, including to increase the number of shares available for issuance and to make certain other changes.	☐	☐	☐
7. Approval of an amendment to the Company's Fourth Amended and Restated Certificate of Incorporation to provide for exculpation of certain officers as permitted by Delaware law.	☐	☐	☐

Note: In their discretion, the proxies are authorized to vote on such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof to the extent permitted by Rule 14a-4(c) of the Exchange Act.

Note: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

THIS IS THE **GOLD** PROXY CARD

RECONVENED ANNUAL MEETING OF STOCKHOLDERS OF

LIVEPERSON, INC.

NOVEMBER 25, 2024

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to online access.

Important Notice of Internet Availability of Proxy Materials:
The Notice of Annual Meeting, Proxy Statement and Gold proxy card, as well as our Annual Report on Form 10-K for the year ended December 31, 2023, are available at www.proxyvote.com.

V59377-P19347

LIVEPERSON, INC.
Reconvened Annual Meeting of Stockholders
To be held on November 25, 2024 at 11:00 a.m. Eastern Time
This proxy is solicited by the Board of Directors

The undersigned stockholder of LivePerson, Inc. (the "Company") revokes all previous proxies and acknowledges receipt of the Notice of the Annual Meeting of Stockholders originally convened on November 4, 2024 and adjourned without any business being conducted, and the Proxy Statement, and appoints John D. Collins, Chief Financial Officer and Chief Operating Officer, and Monica L. Greenberg, Executive Vice President of Policy and General Counsel, and each of them, the Proxy of the undersigned with full power of substitution and resubstitution to vote all shares of common stock of the Company which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the reconvened Annual Meeting of Stockholders of the Company now scheduled to be held virtually at www.virtualshareholdermeeting.com/LPSN2024 on November 25, 2024 at 11:00 a.m. Eastern Time and at any further adjournment or postponement thereof, with the same force and effect as the undersigned might or could do personally present thereat. The shares represented by this proxy shall be voted in the manner set forth on the reverse side.

The Company's board of directors (the "Board") recommends that you vote "FOR" the Company's director nominees on Proposal 1 and "FOR" Proposals 2, 3, 4, 5, 6 and 7 using the **GOLD** proxy card. The Board does not endorse the nominees of Ikon and urges you not to sign, return or vote any proxy card sent to you by Ikon, even as a protest vote.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side